UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934




                     September 13, 2001 (September 11, 2001)
                     ---------------------------------------
                Date of Report (Date of Earliest Event Reported)



                                 Rent-Way, Inc.
                                 --------------
             (Exact name of registrant as specified in its charter)




   Pennsylvania                     000-22026                    25-1407782
-------------------          ------------------------       --------------------
(State or other              (Commission File Number)       (IRS Employer
  jurisdiction of                                            Identification No.)
       corporation)





        One RentWay Place, Erie, Pennsylvania                      16505
-------------------------------------------------------------------------------
       (Address of principal executive offices)                  Zip Code



Registrant's telephone number, including area code:        (814) 455-5378
                                                      -------------------------










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Item 5.           Other Events


              Rent-Way, Inc. Postpones Annual Shareholder's Meeting


Erie, Pennsylvania, September 11, 2001 -- Rent-Way Inc. (NYSE:RWY) today announced that, due to the tragic events which have taken place around the United States, it has postponed its annual shareholder's meeting which had been scheduled for Friday, September 14 at the Marriott Financial Center in New York City. Rent-Way will issue a press release with details of the rescheduled meeting when this information is available.

Rent-Way is the second largest operator of rental-purchase stores in the United States. Rent-Way rents quality name brand merchandise such as home entertainment equipment, computers, furniture and appliances from 1,130 stores in 42 states.

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                     Rent-Way, Inc.
                             ---------------------------
                                     (Registrant)





         September 13, 2001                      /s/John A. Lombardi
------------------------------------   -----------------------------------------
                Date                                    (Signature)
                                                    John A. Lombardi
                                         Chief Accounting Officer and Controller





         September 13, 2001                    /s/William A. McDonnell
------------------------------------   -----------------------------------------
                Date                                    (Signature)
                                                  William A. McDonnell
                                      Vice President and Chief Financial Officer